                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                                    of the
                        Securities Exchange Act of 1934


                       Date of Report (date of earliest
                      event reported): December 29, 1997



                           Moyco Technologies, Inc.
                           ------------------------
            (Exact Name of Registrant as specified in its charter)




        Pennsylvania                   0-4123                23-1697233
----------------------------        -----------          -------------------
(State or other jurisdiction        (Commission           (I.R.S. Employer
     of incorporation)              File Number)         Identification No.)



                 200 Commerce Drive, Montgomeryville, PA 18936
-------------------------------------------------------------------------------



Registrant's telephone number, including area code:   215-855-4300
                                                      ------------


                                     None
-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 5.  Other Matters

                  A. On December 29, 1997, the Registrant and Ashland Chemical Company ("Ashland"), a division of Ashland, Inc., jointly announced that they have mutually agreed to terminate negotiations pertaining to the possible purchase by Ashland of the Registrant's intellectual properties, technologies and certain other intangible assets for the chemical mechanical polishing of wafers produced for the global microelectronics industry.

                  The foregoing is a summary of the press release which is attached as Exhibit A to this report and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibit A.

                  B. On December 29, 1997, the Registrant announced that it was close to signing an agreement for the sale of its intellectual properties, technologies and certain other intangible assets for the chemical mechanical polishing of wafers ("CMP slurries") produced for the global microelectronics industry.

                  The foregoing is a summary of the press release which is attached as Exhibit B to this report and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibit B.


SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                           MOYCO TECHNOLOGIES, INC.



                           By:  /s/ Marvin E. Sternberg
                                -----------------------------------------
                                Marvin E. Sternberg
                                President and Chief Executive Officer
                                and Chairman of the Board

Date:  December 29, 1997

                                                                     Exhibit A

Courtesy of PR Newswire
-------------------------------------------------------------------------------

PR Newswire                                                 12/29/97 07:54 AM

-------------------------------------------------------------------------------

 Moyco Technologies Inc. and Ashland Chemical Company Terminate Negotiations

/FROM PR NEWSWIRE PHILADELPHIA 800-528-4424/
[STE] ASH MOYC
[IN] OIL CHM
[SU]
TO BUSINESS EDITOR:

Moyco Technologies Inc. and Ashland Chemical Company Terminate Negotiations

     DUBLIN, Ohio, Dec. 29 /PRNewswire/ -- Moyco Technologies Inc. (Nasdaq:
MOYC), headquartered in Montgomeryville, Pa., and Ashland Chemical Company, a division of Ashland Inc. (NYSE: ASH), announced today that they have mutually agreed to terminate negotiations pertaining to the possible purchase by Ashland of Moyco Technologies' intellectual properties, technologies and certain other intangible assets for the chemical mechanical polishing (CMP) of wafers produced for the global microelectronics industry. In light of various unresolved matters, including pending litigation, the parties mutually agreed to conclude discussions.

SOURCE Ashland Inc.
   -0-                                  12/29/97
   /CONTACT: Stacie Hael of Ashland Chemical Company, 614-798-9446, or Joseph Sternberg of Moyco Technologies Inc., 215-855-4388/
   (ASH MOYC)

CO: Ashland Inc.: Ashland Chemical Company; Moyco Technologies Inc.
ST: Kentucky, Ohio, Pennsylvania
IN: OIL CHM
SU:

                                                                     Exhibit B

Courtesy of PR Newswire

ALLNEWSPH. PH - Keywords: MOYCO


/FROM PR NEWSWIRE PHILADELPHIA 800-523-4424/
[STK] MOYC
[IN] GPR WTC CHM
[SU]
TO BUSINESS EDITOR:

Moyco Near Deal to Transfer Chemical Mechanical Planarization (CMP)
             Slurry Assets for Semiconductor Industry


     MONTGOMERYVILLE, Pa., Dec. 29 /PRNewswire/ -- Moyco Technologies, Inc. (Nasdaq: MOYC) of Montgomeryville, PA, is close to signing an agreement for the sale of its CMP Slurries ued in the semiconductor industry. Marvin E. Sternberg, President of Moyco, announced, "Moyco has been working with a number of potential partners for this enabling technology and currently is moving forward with a highly qualified chemical company." He further stated, "Time is of the essence to maximize market share for what we believe to be a far superior product line." Moyco is a manufacturer of precision abrasives, CMP materials and professional dental supplies.


SOURCE Moyco Technologies, Inc.
   -0-                                    12/29/97
   /CONTACT: Joseph Sternberg of Moyco Technologies, 215-855-4388, or 800-391-8837, or fax, 215-362-3899/
   /Web site: http://www.moycotech.com/moyco/
   (MOYC)

CO: Moyco Technologies, Inc.
ST: Pennsylvania
IN: CPR MTG CHM
SU: